EX-10.B
                         FIRST AMENDMENT
                             TO THE
                        AMP INCORPORATED
             STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     Pursuant to an action taken by the Board of Directors of AMP Incorporated on October 23, 1996, the AMP Incorporated Stock Option Plan for Outside Directors (the "Plan") is amended, effective as of October 23, 1996 in the following respects:

1. Section 4 of the Plan is amended to delete the word "and" appearing before the words "ii) similarly" in that Section, and to add the following provisions at the end of the Section:

     "; and iii) Shares of Common Stock that, at any time during the period that the Plan remains in effect, are, for the purpose of paying the exercise price and/or any Federal, state and/or local withholding tax requirements, either withheld by the Company from the Shares to be received in an exercise of Options or surrendered to the Company from Shares previously owned by a Participant, shall be available for reuse under the Plan."

2. Sections 6(e) of the Plan is amended to add the following provision at the end thereof:

     "In lieu of requiring a Participant to physically deliver a stock certificate(s) evidencing the Shares to be delivered to Company in accordance with the foregoing, the Company may permit the Participant to deliver an affidavit or similar written document attesting to the ownership of such Shares, to the acknowledgment that such Shares shall thereafter represent Shares issued in a stock-for-stock exercise of Options, and/or to such other statements as the Participant and the Company may agree."

3. The first full paragraph of Section 7 of the Plan is deleted in its entirety, the following paragraphs a) and b) are substituted in its place, and the last paragraph of Section 7 is designated paragraph c):

     "a) For purposes of this Section, a change of control of the Company ("Change in Control") shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          i.any Person (as defined below) is or becomes the beneficial owner
            (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not included in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          ii. the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          iii. there is consummated a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          iv. the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     b) Person. For the purpose of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          (i)  the Company or any of its subsidiaries;

          (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries;

         (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
          (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company."

4.Section 12 of the Plan is re-titled "Non-Assignability; Transferability", the existing first paragraph of Section 12 is designated subsection a), the existing second paragraph of Section 12 is designated subsection c), and a new subsection b) is added as follows:

     "b) The Committee may, in its sole discretion, either at the time of an Award under the Plan or thereafter upon request of a Participant, authorize all or a portion of the Options granted to a Participant or to be granted to an Outside Director to be on terms that permit the transfer of such Options by the Participant to (i) the spouse, children or grandchildren of Participant (the "Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners. Such transfer of Options by a Participant shall only be permitted if 1) there is no consideration for any such transfer, 2) the Agreements covering the transferable Options are approved or amended by the Committee and expressly provide for transferability in a manner consistent with this
     Section 12, 3) subsequent transfers of transferred Options are prohibited except to the extent they occur by will or by the laws of descent and distribution, and 4) the Participant remains responsible for any Federal, state and/or local withholding tax requirements upon exercise of the transferred Options.

     Following transfer of the Options in accordance with the terms of this
     Section 12(b), any such Options shall remain subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 2(n) above the term "Participant" shall be deemed to refer to the transferee. The effect of termination of Board service by a Participant, pursuant to Sections 6(f) and 10 hereof, shall continue to be applicable to transferred Options and the Company shall have no obligation whatsoever to provide notice to a transferee in connection with this Agreement, the Options, termination of the Participant's Board service, or otherwise.

     The Committee may impose such restrictions on the transferability of Options as it deems appropriate. Any such restrictions shall be set forth in the Agreements or amended Agreements covering such Options."

                    *         *         *

          EXECUTED this 26th day of March, 1997.


                                 AMP Incorporated

Attest: /s/  D. F. Henschel      By:   /s/  J. E. Marley
       --------------------          -------------------------
                                 Title:    Chairman